As filed with the Securities and Exchange Commission on December 3, 2010

Securities Act File No. 333-170124

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-366-0066

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b)

under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-262-3862

December 9, 2010

Dear Variable Contract Owner/Plan Participant:

The Board of Directors (the “Board”) has called a special meeting of shareholders (the “Special Meeting”) of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Legg Mason ClearBridge Aggressive Growth Portfolio”), which is scheduled for 10:00 a.m., Local time, on January 11, 2011, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Legg Mason ClearBridge Aggressive Growth Portfolio with and into ING Large Cap Growth Portfolio (“Large Cap Growth Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”). The Portfolios are members of the mutual fund group called the “ING Funds.”

Shares of Legg Mason ClearBridge Aggressive Growth Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or Qualified Plan has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which Legg Mason ClearBridge Aggressive Growth Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of Legg Mason ClearBridge Aggressive Growth Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Large Cap Growth Portfolio instead of shares of Legg Mason ClearBridge Aggressive Growth Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a significantly larger portfolio which seeks long-term capital growth.

AFTER CAREFUL CONSIDERATION, THE BOARD OF LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than January 10, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Notice of Special Meeting of Shareholders

of ING Legg Mason ClearBridge Aggressive Growth Portfolio

Scheduled for January 11, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Legg Mason ClearBridge Aggressive Growth Portfolio”) is scheduled for 10:00 a.m., Local time, on January 11, 2011, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)                                                                                  To vote on an Agreement and Plan of Reorganization by and between Legg Mason ClearBridge Aggressive Growth Portfolio and ING Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), providing for the reorganization of Legg Mason ClearBridge Aggressive Growth Portfolio with and into Large Cap Growth Portfolio; and

(2)                                                                                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on November 2, 2010, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Legg Mason ClearBridge Aggressive Growth Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors

Huey P. Falgout, Jr.
Secretary

December 9, 2010

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3

COMPARISON OF FEES AND EXPENSES	5
Expense Tables	6
Portfolio Expenses	7

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	8

COMPARISON OF PORTFOLIO CHARACTERISTICS	10

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS	11

COMPARISON OF PORTFOLIO PERFORMANCE	15

INFORMATION ABOUT THE REORGANIZATION	19
The Reorganization Agreement	19
Reasons for the Reorganization	19
Board Considerations	19
Portfolio Transitioning	20
Tax Considerations	20
Expenses of the Reorganization	21
Future Allocation of Premiums	21

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	22
Form of Organization	22
Adviser and Sub-Advisers	22
Management Fees	23
Sub-Adviser Fees	23
Expense Limitation Arrangements	23
Distributor	23
Distribution and Service Fees	24
Administration Fees	24
Dividends, Distributions and Taxes	24
Key Differences in the Rights of Legg Mason ClearBridge Aggressive Growth Portfolio’s Shareholders and Large Cap Growth Portfolio’s Shareholders	25
Capitalization	26

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	27
Solicitation of Proxies	27
Voting Rights	27
Other Matters to Come Before the Special Meeting	28
Shareholder Proposals	28

APPENDICES
Appendix A - Agreement and Plan of Reorganization	A-1
Appendix B - Additional Information Regarding ING Large Cap Growth Portfolio	B-1
Appendix C - Security Ownership of Certain Beneficial and Record Owners	C-1

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

PROXY STATEMENT FOR:

ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

(A Series of ING Partners, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-262-3862

PROSPECTUS FOR:

ING LARGE CAP GROWTH PORTFOLIO

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Legg Mason ClearBridge Aggressive Growth Portfolio”) to be held on January 11, 2011.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of Legg Mason ClearBridge Aggressive Growth Portfolio with and into ING Large Cap Growth Portfolio (“Large Cap Growth Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”). This Proxy Statement/Prospectus, a Notice of the Special Meeting and the proxy card are being mailed to shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio on or about December 9, 2010.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of Legg Mason ClearBridge Aggressive Growth Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Large Cap Growth Portfolio, this Proxy Statement also serves as a prospectus for Large Cap Growth Portfolio.  Large Cap Growth Portfolio is an open-end management investment company, which seeks long-term capital growth, as described more fully below.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated December 9, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Class ADV, Class I, Service Class (“Class S”) and Service 2 Class (“Class S2”) prospectuses of Legg Mason ClearBridge Aggressive Growth Portfolio, each dated April 30, 2010, which are incorporated by reference (File No. 333-32575); and the Class ADV, Class I, Class S and Class S2 prospectuses of Large Cap Growth Portfolio, each dated April 30, 2010.  Each Portfolio’s SAI, dated April 30, 2010, is also incorporated by reference (for Legg Mason ClearBridge Aggressive Growth Portfolio, File No. 333-32575; for Large Cap Growth Portfolio, File No. 033-23512). Each

Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  The unaudited semi-annual report for each Portfolio for the fiscal period ended June 30, 2010 and the annual report for each Portfolio for the fiscal year ended December 31, 2009 (for Legg Mason ClearBridge Aggressive Growth Portfolio, File No. 811-08319; for Large Cap Growth Portfolio, File No. 811-05629) are incorporated herein by reference. For a copy of the current prospectus, SAI, annual report, and unaudited semi-annual report for each of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call 1-800-366-0066. You can also visit the ING Funds’ website at http://www.ingfunds.com/vp/literature for additional information about the Portfolios, including the annual and semi-annual reports.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix A. You should also consult the Class ADV, Class I, Class S and Class S2 prospectuses, each dated April 30, 2010, as supplemented, for more information about Large Cap Growth Portfolio.

The Proposed Reorganization

At a meeting held on September 30, 2010, the Board of Trustees (the “Board”) of Legg Mason ClearBridge Aggressive Growth Portfolio approved the Reorganization Agreement and recommends that shareholders of the Portfolio approve the Reorganization.  If shareholders approve the Reorganization, each owner of Class ADV, Class I, Class S and Class S2 shares of Legg Mason ClearBridge Aggressive Growth Portfolio would become a shareholder of the corresponding share class of Large Cap Growth Portfolio.  The Reorganization is expected to be effective on January 21, 2011, or such other date as the parties may agree (the “Closing Date”). Each shareholder of Legg Mason ClearBridge Aggressive Growth Portfolio will hold, immediately after the Closing Date, shares of Large Cap Growth Portfolio having an aggregate value equal to the aggregate value of the shares of Legg Mason ClearBridge Aggressive Growth Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Large Cap Growth Portfolio recently changed its management and investment strategies.  Effective June 12, 2010, the Portfolio changed its sub-adviser, portfolio managers and investment strategies, and was renamed from ING Wells Fargo Omega Growth Portfolio.  On that date, ING Investment Management Co. (“ING IM”) was appointed as the Portfolio’s interim sub-adviser in replacement of Wells Capital Management Inc. (“Wells”).  ING IM was later approved as the Portfolio’s new sub-adviser at a shareholder meeting held on November 2, 2010, at which shareholders of the Portfolio also approved a new advisory agreement.  The new advisory agreement provides for a new advisory fee structure for the Portfolio that became effective on November 2, 2010;

•                  Both Portfolios have similar investment objectives - Legg Mason ClearBridge Aggressive Growth Portfolio seeks long-term growth of capital, while Large Cap Growth Portfolio seeks long-term capital growth;

•                  Although both Portfolios implement a growth strategy, their investment policies are different. Large Cap Growth Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The sub-adviser to Large Cap Growth Portfolio employs a growth style of equity management that seeks to identify companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. Legg Mason ClearBridge Aggressive Growth Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies. Legg Mason ClearBridge Aggressive Growth Portfolio defines emerging growth companies as companies that the sub-adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500® Index and its sub-adviser focuses primarily on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks;

•                  Unlike Large Cap Growth Portfolio which invests in common stocks of large-capitalization companies, which the Portfolio’s sub-adviser defines as companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase, Legg Mason ClearBridge Aggressive Growth Portfolio may invest a significant portion of its assets in small- to medium sized companies, which are believed to offer higher earnings growth rates;

•                  Unlike Large Cap Growth Portfolio, Legg Mason ClearBridge Aggressive Growth Portfolio may use foreign currency exchange contracts as a principal investment strategy;

•                  Directed Services LLC (“DSL”) serves as the investment adviser to each Portfolio, while ClearBridge Advisors, LLC (“ClearBridge”) and ING Investment Management Co. (“ING IM”) sub-advise Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio, respectively;

•                  The gross and net expense ratios for shareholders of all classes except Class ADV of the disappearing Legg Mason ClearBridge Aggressive Growth Portfolio are expected to decrease as a result of the Reorganization. The distribution fees and, consequently, the gross expense ratio of Class ADV of Large Cap Growth Portfolio are expected to be higher than that of Class ADV of Legg Mason ClearBridge Aggressive Growth Portfolio after the Reorganization; however, due to Large Cap Growth Portfolio’s current expense limits that are effective through May 1, 2012, the net expense ratio for shareholders of Class ADV of Large Cap Growth Portfolio would be lower than that of Legg Mason ClearBridge Aggressive Growth Portfolio Class ADV during this period;

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts of Participating Insurance Companies and by Plan Participants in a Qualified Plan; consequently, Variable Contract owners and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges,  redemption of shares, and related fees;

•                  Each Portfolio is distributed by ING Investments Distributor, LLC (“IID” or the “Distributor”);

•                  If shareholders approve the Reorganization, Legg Mason ClearBridge Aggressive Growth Portfolio’s investment Portfolio is expected to be aligned with Large Cap Growth Portfolio’s investment strategies by a transition manager prior to the Closing Date, as discussed in “Portfolio Transitioning” on page 20;

•                  As a result of the Reorganization, the investment management subsidiaries of ING Groep will be able to retain the entire advisory fee. Based on the net assets of the Portfolios as of July 31, 2010, the additional retained revenue for ING affiliates is estimated to be $365,000 annually; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Legg Mason ClearBridge Aggressive Growth Portfolio nor its shareholders, nor Large Cap Growth Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of the outstanding shares present in person or by proxy shall constitute a quorum at the meeting. A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless after the adjournment a new record date is fixed. Because a significant percentage of Legg Mason ClearBridge Aggressive Growth Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

AFTER CAREFUL CONSIDERATION, THE BOARD OF LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

COMPARISON OF FEES AND EXPENSES

The current expenses of each of the Portfolios are shown in the following table.  Current expenses of Legg Mason ClearBridge Aggressive Growth Portfolio are based upon the operating expenses incurred by the Portfolio for the six-month period ended June 30, 2010. Current expenses of Large Cap Growth Portfolio are estimated for the current fiscal year, based on the Portfolio’s new advisory structure effective November 2, 2010. Pro forma expenses, which are the estimated expenses of Large Cap Growth Portfolio after giving effect to the proposed Reorganization, would be the same as the current expenses of Large Cap Growth Portfolio.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely investment options made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Legg Mason ClearBridge Aggressive Growth Portfolio(1)	Large Cap Growth Portfolio(1)
Class ADV
Management Fee	0.70%	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%	0.75%
Administrative Services Fee	0.13%	0.10%
Other Expenses	0.00%	0.06%
Total Annual Portfolio Operating Expenses	1.33%	1.46%
Waivers and Reimbursements(2)	0.00%	(0.26)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.33%	1.20%

CLASS I
Management Fee	0.70%	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	N/A	N/A
Administrative Services Fee	0.13%	0.10%
Other Expenses	0.00%	0.06%
Total Annual Portfolio Operating Expenses	0.83%	0.71%
Waivers and Reimbursements(2)	0.00	(0.11)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.83%	0.60%

CLASS S
Management Fee	0.70%	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%	0.25%
Administrative Services Fee	0.13%	0.10%
Other Expenses	0.00%	0.06%
Total Annual Portfolio Operating Expenses	1.08%	0.96%
Waivers and Reimbursements(2)	0.00%	(0.11)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.08%	0.85%

CLASS S2
Management Fee	0.70%	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%	0.50%
Administrative Services Fee	0.13%	0.10%
Other Expenses	0.00%	0.06%
Total Annual Portfolio Operating Expenses	1.33%	1.21%
Waivers and Reimbursements(2)	(0.10)%	(0.21)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.23%	1.00%

(1)	The fiscal year end for each Portfolio is December 31.
(2)

DSL is contractually obligated to limit expenses of Large Cap Growth Portfolio through at least May 1, 2012, subject to possible recoupment by DSL within three years. The obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. The expense limitation agreement is automatically renewed for one-year terms unless terminated by the Portfolio or DSL upon written notice at least 90 days prior to the end of the then current term or upon termination of the management agreement. IID is also contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV shares of Large Cap Growth Portfolio and Class S2 shares of both Portfolios, respectively, through May 1, 2011. The distribution fee waiver will only renew if the distributor elects to renew it.

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and compare these costs with the cost of investing in other mutual funds. The cost of investing in the combined Portfolio after the Reorganization is estimated to be the same as the current cost of investing in Large Cap Growth Portfolio.  The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	Legg Mason ClearBridge Aggressive Growth Portfolio(1)				Large Cap Growth Portfolio(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class ADV	$135	$421	$729	$1,601	$122	$436	$773	$1,724
Class I	$85	$265	$460	$1,025	$61	$216	$384	$872
Class S	$110	$343	$595	$1,317	$87	$295	$520	$1,168
Class S2	$125	$412	$719	$1,593	$102	$363	$645	$1,447

(1)             The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following summarizes the investment objective, principal investment strategies and management differences, if any, between Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio:

	Legg Mason ClearBridge Aggressive Growth Portfolio	Large Cap Growth Portfolio
Investment Objective	The Portfolio seeks long-term growth of capital.	The Portfolio seeks long-term capital growth.

Principal Investment Strategies

•                  Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that the sub-adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500® Index. The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

•                  The Portfolio may invest directly up to 25% of its assets (at the time of investment) in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

•                  The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

•                  The sub-adviser emphasizes individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. The sub-adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the sub-adviser considers whether the company may benefit from: new technologies, products or services, new cost

•                  Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•                  The Portfolio’s sub-adviser employs a growth style of equity management that seeks to identify companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The market capitalization of companies within the Russell 1000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 1000® Growth Index as of May 28, 2010 ranged from $142.8 million to $284 billion.

•                  The Portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options.

•                  The Portfolio may also invest up to 25% of its assets in foreign securities.

•                  The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

•                  The sub-adviser  may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

	Legg Mason ClearBridge Aggressive Growth Portfolio	Large Cap Growth Portfolio

reducing measures, changes in management, and favorable changes in government regulations.

•                  The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•                  The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

• The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Investment Adviser	DSL	DSL

Sub-Adviser	ClearBridge	ING IM

Portfolio Manager	Richard Freeman and Evan Bauman	Christopher F. Corapi and Jeff Bianchi

As you can see from the chart, both Portfolios have similar investment objectives - Legg Mason ClearBridge Aggressive Growth Portfolio seeks long-term growth of capital, while Large Cap Growth Portfolio seeks long-term capital growth. Although both Portfolios implement a growth strategy, their investment policies are different. Large Cap Growth Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The sub-adviser to Large Cap Growth Portfolio employs a growth style of equity management that seeks to identify companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. Legg Mason ClearBridge Aggressive Growth Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies. Legg Mason ClearBridge Aggressive Growth Portfolio defines emerging growth companies as companies that the sub-adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500® Index and its sub-adviser focuses primarily on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. Unlike Large Cap Growth Portfolio which invests in common stocks of large-capitalization companies, which the Portfolio’s sub-adviser defines as companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase, Legg Mason ClearBridge Aggressive Growth Portfolio may invest a significant portion of its assets in small- to medium sized companies, which are believed to offer higher earnings growth rates.  Finally, unlike Large Cap Growth Portfolio, Legg Mason ClearBridge Aggressive Growth Portfolio may use foreign currency exchange contracts as a principal investment strategy. Please refer to the “Comparison of Portfolio Characteristics” table on the next page for more specific information regarding the characteristics of the Portfolios.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2010:

	Legg Mason ClearBridge Aggressive Growth Portfolio		Large Cap Growth Portfolio

Net Assets	$312,636,976		$364,324,168

Number of Holdings	53		62

Portfolio Turnover Rate	0%		93%

Average market capitalization of companies in the Portfolio	$67,616,641,799		$14,995,957,755

Market Capitalization range of companies in the Portfolio Holdings in companies with market capitalizations over $10 billion (as a % of market value*)	67.0%		49.0%

Holdings in companies with market capitalizations between $10 billion and $1 billion (as a % of market value*)	23.9%		37.7%

Holdings in companies with market capitalizations less than $1 billion (as a % of market value*)	3.9%		N/A

Top 5 Sectors (as % of net assets)	Health Care	40.4%	Information Technology	31.0%
	Consumer Discretionary	20.1%	Health Care	13.8%
	Information Technology	16.8%	Industrials	12.3%
	Energy	12.4%	Consumer Discretionary	11.8%
	Industrials	8.0%	Consumer Staples	11.0%

U.S. Equity Securities (as a % of market value*)	$282,583,253	90.7%	$334,983,706	94.2%

Foreign Securities (as a % of market value*)	$29,108,576	10.3%	$20,541,737	5.8%

Top 5 Country Weightings* (as % of net assets)	United States	90.4%	United States	91.9%
	Bermuda	4.9%	Bermuda	2.0%
	Ireland	3.0%	Ireland	2.6%
	Israel	0.9%	Canada	1.0%
	Finland	0.5%	-	—

Top 10 Holdings* (as a % of net assets)	Biogen Idec, Inc.	7.1%	Apple, Inc.	5.6%
	Genzyme Corp.	6.9%	ExxonMobil Corp.	4.4%
	Amgen, Inc.	6.9%	Cisco Systems, Inc.	3.8%
	UnitedHealth Group, Inc.	6.8%	Microsoft Corp.	3.4%
	Weatherford International Ltd.	5.7%	Philip Morris International, Inc.	3.3%
	Anadarko Petroleum Corp.	5.1%	Oracle Corp.	3.1%
	Cablevision Systems Corp.	5.0%	DIRECTV	2.5%
	Comcast Corp. — Special Class A	4.9%	Hewlett-Packard Co.	2.5%
	Forest Laboratories, Inc.	4.8%	Qualcomm, Inc.	2.4%
	Broadcom Corp.	3.5%	United Technologies Corp.	2.0%

*                                         Excluding short-term investments.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING
IN THE PORTFOLIOS

Because the Portfolios have some similar investment strategies, some of the risks of investing in Legg Mason ClearBridge Aggressive Growth Portfolio are the same as the risks of investing in Large Cap Growth Portfolio. The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios, as disclosed in each Portfolio’s prospectus.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Principal Risks	Legg Mason ClearBridge Aggressive Growth Portfolio	Large Cap Growth Portfolio
Company	X	X
Convertible Securities	X
Currency	X
Derivatives	X	X
Foreign Investments/Developing and Emerging Markets	X	X
Growth Investing	X	X
Liquidity	X	X
Market	X	X
Market Capitalization	X	X
Other Investment Companies	X	X
Over-the-Counter Investments	X
Securities Lending	X	X

Company Risk.  The price of a given company’s stock could decline for many reasons, including poor management, financial problems or business challenges. If a company goes bankrupt, its stock could become worthless.

Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, which are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stock into which they convert, they are subject to market risk.

Currency Risk.  To the extent that a Portfolio invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivatives Risk.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a Portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a Portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A Portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a Portfolio.

Foreign Investments/Developing and Emerging Markets Risk.  To the extent a Portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing Risk.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Liquidity Risk.  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Risk.   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.

Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies Risk.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

Over-the-Counter Investments Risk.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.

Securities Lending Risk. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, the Portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. The Portfolio retains its custodian to serve as its securities lending agent for these activities.

When the Portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” The Portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

The Portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, the Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Portfolio will be protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.

COMPARISON OF PORTFOLIO PERFORMANCE

Set forth below is performance information for each Portfolio.  The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of broad measures of market performance for the same period.  The bar charts show the performance of each Portfolio’s Class S shares for each year since inception.  Shares of each class of each Portfolio will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return. Thus, you should not compare the Portfolios’ performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Legg Mason ClearBridge Aggressive Growth Portfolio

Year-by-Year Total Returns (%) (1) (2)

(For the periods ended December 31 of each year)

(1)                                  These figures are for the year ended December 31 of each year.  They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)                                  During the period shown in the chart, the Class S shares’ best and worst quarterly returns during this period were: best quarter: 2nd 2003, 19.37% and worst quarter: 4th 2008, (22.77)%.

Large Cap Growth Portfolio’s total returns for the years presented below show performance of the Class S shares of the Portfolio when it was managed by Wells, its sub-adviser prior to June 12, 2010, under its previous investment strategies that are different from its current investment strategies.  The performance record below does not reflect the Portfolio’s current investment strategies or illustrate the performance by the Portfolio’s current sub-adviser, ING IM.

Large Cap Growth Portfolio

Year-by-Year Total Returns (%) (1) (2)

(For the periods ended December 31 of each year)

(1)                                  These figures are for the year ended December 31 of each year.  They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)                                  During the period shown in the chart, the Class S shares’ best and worst quarterly returns during this period were: best quarter: 3rd 2009, 15.32% and worst quarter: 4th 2008, (19.17)%.

Composite of Substantially Similar Managed Accounts

The table below is designed to show the performance of a composite of accounts that are managed by ING IM under strategies that are substantially similar to the large cap growth strategy that has been employed by Large Cap Growth Portfolio since ING IM began its management of the Portfolio as a sub-adviser on June 12, 2010.  The ING Large Cap Growth Composite (“Composite”) is a composite of the performance of all actual fee-paying, fully discretionary accounts under management of ING IM for at least one month beginning January 1, 1983 that have investment objectives, policies and strategies that are substantially similar to those of Large Cap Growth Portfolio.

The accounts in the Composite do not necessarily pay the same expenses that Large Cap Growth Portfolio pays and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code (“Code”).  Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations.  The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of ING IM. The performance reflected in the Composite was calculated differently than the method used for calculating performance of mutual funds under SEC guidelines.

The returns for the Composite in the tables below are adjusted from gross returns for the projected expense ratio of 0.60% for Class I shares of Large Cap Growth Portfolio, and are shown for the year-to-date, one year, three-year, five-year, and ten-year periods through July 31, 2010, and for the last ten calendar years.  The returns of the Composite shown in the tables are also compared with the performance record of Russell 1000® Growth Index.  This information is intended to demonstrate the historical track record of ING IM.  Past performance is not a guarantee of future results.

Returns through July 31, 2010 (%)(1)

	Year-To- Date	1-Year	3-Years	5-Years	10-Years
The Composite(2)	0.00	15.46	-1.58	1.81	-3.67
Russell 1000® Growth Index	-1.06	13.65	-4.25	0.80	-4.08

Calendar Year Returns (%)

	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
The Composite(2)	29.43	-34.55	19.12	2.79	10.18	7.47	30.50	-28.15	-27.27	-12.58
Russell 1000® Growth Index	37.21	-38.44	11.81	9.07	5.26	6.30	29.75	-27.88	- 20.42	-22.42

(1)   Returns for periods greater than 1-year are shown as average annual total return.

(2)   Returns of the Composite are adjusted for the projected expense ratio of 0.60% for Class I shares of Large Cap Growth Portfolio.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	1 Year (or life of Class)	5 Years (or life of Class)		10 Years (or life of Class)		Inception Date
Legg Mason ClearBridge Aggressive Growth Portfolio
Class ADV %	31.62	(1.04)		(1.18)		12/10/01
Russell 3000® Growth Index(1)%	37.01	1.58		1.10	(2)
S&P 500® Index(1)%	26.46	0.42		1.69	(2)
Class I %	32.31	(0.55)		(6.54)		11/28/97
Russell 3000® Growth Index(1)%	37.01	1.58		(3.79)
S&P 500® Index(1)%	26.46	0.42		(0.95)
Class S %	31.98	(0.80)		(0.94)		12/10/01
Russell 3000® Growth Index(1)%	37.01	1.58		1.10	(2)
S&P 500® Index(1)%	26.46	0.42		1.69	(2)
Large Cap Growth Portfolio*
Class ADV %	41.57	4.28		N/A		12/29/06
Russell 1000® Growth Index(1)%	37.21	(1.89	)(2)	N/A
Class I %	42.73	7.43		N/A		05/02/05
Russell 1000® Growth Index(1)%	37.21	3.09	(2)	N/A
Class S %	42.45	4.81		5.29		05/03/04
Russell 1000® Growth Index(1)%	37.21	1.63		2.61	(2)
Class S2%	42.11	4.64		5.15		05/13/04
Russell 1000® Growth Index(1)%	37.21	1.63		2.61	(2)

*            Large Cap Growth Portfolio’s total returns for the years presented below show performance of the Portfolio when it was managed by Wells, its sub-adviser prior to June 12, 2010, under its previous investment strategies that were different from its current investment strategies.  The performance record below does not reflect the Portfolio’s current investment strategies or illustrate the performance by the Portfolio’s current sub-adviser, ING IM.

(1)     The index returns do not reflect deductions for fees, expenses or taxes.

(2)     Reflects index performance since the date closest to the Class’ inception for which data is available.

Additional information regarding Large Cap Growth Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Legg Mason ClearBridge Aggressive Growth Portfolio in exchange for shares of beneficial interest of Large Cap Growth Portfolio and the assumption by Large Cap Growth Portfolio of all of Legg Mason ClearBridge Aggressive Growth Portfolio’s liabilities; and (ii) the distribution of shares of Large Cap Growth Portfolio to shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio, as provided for in the Reorganization Agreement. Legg Mason ClearBridge Aggressive Growth Portfolio will then be liquidated.

Each shareholder of Class ADV, Class I, Class S and Class S2 shares of Legg Mason ClearBridge Aggressive Growth Portfolio will hold, immediately after the Closing Date, the corresponding share class of Large Cap Growth Portfolio having an aggregate value equal to the aggregate value of the shares of Legg Mason ClearBridge Aggressive Growth Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Large Cap Growth Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  DSL also believes that the reorganizations may benefit portfolio shareholders by resulting in surviving portfolios with a larger asset base.  This is expected to provide greater investment opportunities for each surviving portfolio and the potential to take larger portfolio positions.

The Reorganization was presented for consideration to the Board of Directors/Trustees of the Portfolios at a meeting held on September 30, 2010. The Board of Directors/Trustees of each Portfolio, including all of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the Reorganization, and that the Reorganization is in the interests of such Portfolio and its shareholders.

The Reorganization will allow Legg Mason ClearBridge Aggressive Growth Portfolio’s shareholders to continue to participate in a professionally managed portfolio that seeks long-term capital growth.

Board Considerations

The Board of Legg Mason ClearBridge Aggressive Growth Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the plans of management to reduce overlap in funds in the ING Funds complex;

•                  recent changes to Large Cap Growth Portfolio’s investment strategies, sub-adviser, portfolio managers, and advisory fees;

•                  the investment performance of Legg Mason ClearBridge Aggressive Growth Portfolio relative to its benchmark and that of Large Cap Growth Portfolio since June 12, 2010, relative to its benchmark, and, for the period prior to June 12, 2010, the performance of a composite of ING IM’s discretionary client accounts that are managed by ING IM in similar investment strategies that Large Cap Growth Portfolio has been managed;

•                  the expense ratios and information regarding fees and expenses of Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio, including that the gross and net expense ratios for shareholders of all classes except Class ADV of the disappearing Legg Mason ClearBridge Aggressive Growth Portfolio are expected to decrease as a result of the Reorganization. The gross expense ratio of Class ADV of Large Cap Growth Portfolio is expected to be higher than that of Class ADV of Legg Mason ClearBridge Aggressive Growth Portfolio after the Reorganization; however, due to Large Cap Growth Portfolio’s current expense limits that are effective through May 1, 2012, the net expense ratio for shareholders of Class ADV of Large Cap Growth Portfolio would be lower than that of Legg Mason ClearBridge Aggressive Growth Portfolio Class ADV during this period;

•                  that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the Separate Accounts or the Qualified Plans) or the interests of Variable Contract Owners or Plan Participants;

•                  changes in the investment objectives, policies, restrictions, management and portfolio holdings of Legg Mason ClearBridge Aggressive Growth Portfolio as a result of the Reorganization;

•                  the direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization;

•                  that the costs of the Reorganization will be shared equally between DSL (or an affiliate) and Legg Mason ClearBridge Aggressive Growth;

•                  that if the Reorganization is approved by shareholders, Legg Mason ClearBridge Aggressive Growth Portfolio’s investment portfolio will be transitioned prior to the Closing Date, as described more fully below; and

•                  the future potential benefits to DSL in that its costs to advise both Portfolios may be reduced if the Reorganization is approved.

The Board of Legg Mason ClearBridge Aggressive Growth Portfolio recommends that shareholders approve the Reorganization.

Portfolio Transitioning

If the Reorganization is approved by shareholders, a transition manager will be retained on or around January 12, 2011 to align Legg Mason ClearBridge Aggressive Growth Portfolio’s investment portfolio with Large Cap Growth Portfolio’s investment strategies prior to the Closing Date. The transition manager is expected to sell a significant portion of Legg Mason ClearBridge Aggressive Growth Portfolio’s holdings shortly prior to the Closing Date.  The proceeds of such sales are expected to be invested in securities that ING IM wishes for Large Cap Growth Portfolio to hold and temporary investments, which will be delivered to Large Cap Growth Portfolio at the Closing Date. During the transition period, Legg Mason ClearBridge Aggressive Growth Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to Large Cap Growth Portfolio, may also sell portfolio holdings that it acquired from Legg Mason ClearBridge Aggressive Growth Portfolio, and Large Cap Growth Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Legg Mason ClearBridge Aggressive Growth Portfolio nor its shareholders, nor Large Cap Growth Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, Legg Mason ClearBridge Aggressive Growth Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Expenses of the Reorganization

The expenses relating to the Reorganization are estimated to be approximately $242,400 and will be shared equally between DSL (or an affiliate) and Legg Mason ClearBridge Aggressive Growth Portfolio.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization do not include the transaction costs of the portfolio transitioning, which are ultimately borne by Portfolio shareholders.

Future Allocation of Premiums

Shares of Legg Mason ClearBridge Aggressive Growth Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Legg Mason ClearBridge Aggressive Growth Portfolio will be allocated to Large Cap Growth Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Legg Mason ClearBridge Aggressive Growth Portfolio is organized as a separate series of ING Partners, Inc. (“IPI”), an open-end management investment company organized as a Maryland corporation.  IPI is governed by a Board of Directors consisting of ten members.  For more information on the history of IPI, see the SAI of Legg Mason ClearBridge Aggressive Growth Portfolio.

Large Cap Growth Portfolio is organized as a separate series of ING Investors Trust (“IIT”), an open-end management investment company organized as a Massachusetts business trust.  IIT is governed by the same Board that governs IPI.  For more information on the history of IIT, see the SAI of Large Cap Growth Portfolio.

Adviser and Sub-Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios.  DSL, subject to the supervision of the Board, oversees the Portfolios’ day-to-day operations and manages the investment activities of each Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed approximately $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep, which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL, ING IM and their affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ advisory agreements, which may trigger the need for shareholder approval of new agreements.

DSL has engaged ClearBridge and ING IM to serve as sub-adviser to Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio, respectively, to provide the day-to-day management of each respective Portfolio. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. The principal address of ClearBridge is 620 Eighth Avenue, New York, NY 10018. As of December 31, 2009, ClearBridge had assets under management of approximately $53.7 billion. ING IM is a Connecticut corporation registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

DSL is responsible for monitoring the investment programs and performance of the sub-adviser with respect to each Portfolio.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Portfolio’s Board or DSL. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the applicable Portfolio.

DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Portfolio’s assets and the purchase and sale of portfolio securities.

For information regarding the basis for the Board’s approval of portfolio management relationships, please refer to the Legg Mason ClearBridge Aggressive Growth Portfolio’s annual report for the fiscal year ended December 31, 2009 and Large Cap Growth Portfolio’s unaudited semi-annual report for the six-months ended June 30, 2010.

Management Fees

Each Portfolio pays DSL, its investment adviser, a management fee, payable monthly, based on the average daily net assets of the respective Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a % of average daily net assets)
Legg Mason ClearBridge Aggressive Growth Portfolio	0.70% on the first $500 million; and 0.65% thereafter.

Large Cap Growth Portfolio	0.55%

If the Reorganization is approved by shareholders, Large Cap Growth Portfolio will continue to pay the same management fee currently in place.  For more information regarding the management fees for each Portfolio, please see the SAI of each Portfolio, dated April 30, 2010, as supplemented.

Sub-Adviser Fees

DSL, the investment adviser to the Portfolios, pays ClearBridge and ING IM, the sub-adviser to Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio, respectively, a sub-advisory fee, payable monthly, based on the average daily net assets of each respective Portfolio.  The following table shows the aggregate annual sub-advisory fee paid to each sub-adviser, as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Sub-Adviser Fees (as a % of average daily net assets)
Legg Mason ClearBridge Aggressive Growth Portfolio	0.35% on the first $500 million; 0.30% on assets between $500 million and $2 billion; and 0.25% on assets in excess of $2 billion.

Large Cap Growth Portfolio	0.2475%

If the Reorganization is approved by shareholders, DSL will continue to pay ING IM, the sub-adviser to Large Cap Growth Portfolio the same sub-advisory fee currently in place for Large Cap Growth Portfolio. For more information regarding the sub-advisory fees for each Portfolio, please see the SAI of each Portfolio, dated April 30, 2010, as supplemented.

As a result of the Reorganization, the investment management subsidiaries of ING Groep, as a group, will be able to retain the entire advisory fee.  Based on the net assets of the Portfolios as of July 31, 2010, the additional retained revenue for ING affiliates is estimated to be $365,000 annually.

Expense Limitation Arrangements

DSL has entered into a written expense limitation agreement with Large Cap Growth Portfolio, under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years. The expense limitation agreement shall continue until May 1, 2012. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement. Pursuant to the expense limitation agreement, the expense limits for Large Cap Growth Portfolio are 1.20%, 0.60%, 0.85% and 1.00% for Class ADV, Class I, Class S and Class S2 shares, respectively.

Legg Mason ClearBridge Aggressive Growth Portfolio does not have an expense limitation agreement in place.

Distributor

IID serves as the distributor for the Portfolios.  IID is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 and is a member of the Financial Industry Regulatory Authority (“FINRA”).

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Distribution and Service Fees

The Class ADV, Class S and Class S2 shares of the Portfolios pay the distribution (12b-1) and/or service fees as described in the table titled “Annual Portfolio Operating Expenses” in the section titled “Comparison of Fees and Expenses” above.  Following the Reorganization, the distribution fees paid by Class ADV Shareholders of Large Cap Growth Portfolio are expected to be higher than those paid by Class ADV Shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio.  Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment.

Administration Fees

Pursuant to separate administrative services agreements between ING Funds Services, LLC (“IFS”) and each of  IPI on behalf of Legg Mason ClearBridge Aggressive Growth Portfolio, and IIT on behalf of Large Cap Growth Portfolio, IFS provides all administrative services in support of each Portfolio and is responsible for the supervision of the Portfolios’ other service providers.  As compensation for its services, IFS receives a monthly fee from each Portfolio.  The fee is computed daily and payable monthly, at an annual rate (as a percentage of average daily net assets) of 0.13% for Legg Mason ClearBridge Aggressive Growth and 0.10% for Large Cap Growth Portfolio.

If the Reorganization is approved, shareholders of the surviving Large Cap Growth Portfolio will continue to pay the current fee for administrative services.

Dividends, Distributions and Taxes

Each Portfolio distributes to its Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to Participating Insurance Company Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by Legg Mason ClearBridge Aggressive Growth Portfolio’s shareholders, then as soon as practicable before the Closing Date, Legg Mason ClearBridge Aggressive Growth Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Key Differences in the Rights of Legg Mason ClearBridge Aggressive Growth Portfolio’s Shareholders and Large Cap Growth Portfolio’s Shareholders

Legg Mason ClearBridge Aggressive Growth Portfolio is organized as a separate series of IPI, a Maryland corporation and is governed by its Articles of Incorporation and Bylaws. Large Cap Growth Portfolio is organized as a separate series of IIT, a Massachusetts business trust, and is governed by its Declaration of Trust and Bylaws. Key differences in IPI’s Articles of Incorporation/Bylaws and IIT’s Declaration of Trust/Bylaws, as they affect shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio and Large Cap Growth Portfolio, are presented below.

Legg Mason ClearBridge Aggressive Growth Portfolio	Large Cap Growth Portfolio

At any meeting of shareholders duly called for the purpose, shareholders have the power to elect and remove Directors by the vote of a majority of all the shares entitled to vote. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term.

The shareholders of IIT shall elect Trustees at shareholder meetings called for that purpose to the extent required by the 1940 Act. The Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective.

The liquidation of the Portfolio in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act.

Consolidation or merger shall require the approval of a majority shareholder vote of each Series affected thereby. The terms “merge” or “merger” as used therein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

Because Legg Mason ClearBridge Aggressive Growth Portfolio is organized as a series of a Maryland corporation and Large Cap Growth Portfolio is organized as a series of a Massachusetts business trust, there are some differences between the rights of shareholders of the Portfolios.  Under Maryland law, shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio have no personal liability for the Portfolio’s acts or obligations.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, IIT’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio. As such, shareholders of Large Cap Growth Portfolio have no personal liability for the Portfolio’s acts or obligations.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2010, and on a pro forma basis as of June 30, 2010, giving effect to the Reorganization:

	Legg Mason ClearBridge Aggressive Growth Portfolio	Large Cap Growth Portfolio	Adjustments		Large Cap Growth Portfolio Pro Forma
Class ADV
Net Assets	5,738,877	2,068,770	(3,965	)(1)	7,803,682
Net Asset Value Per Share	$34.26	$10.23			$10.23
Shares Outstanding	167,502	202,283	393,095	(2)	762,880

CLASS I
Net Assets	221,748,038	254,197,197	(153,214	)(1)	475,792,021
Net Asset Value Per Share	$35.75	$10.52			$10.52
Shares Outstanding	6,203,489	24,169,313	14,860,658	(2)	45,233,460

CLASS S
Net Assets	85,147,484	107,285,256	(58,831	)(1)	192,373,909
Net Asset Value Per Share	$34.99	$10.42			$10.42
Shares Outstanding	2,433,301	10,294,240	5,732,597	(2)	18,460,138

CLASS S2
Net Assets	2,577	772,945	(2	)(1)	775,520
Net Asset Value Per Share	$34.28	$10.39			$10.39
Shares Outstanding	75	74,388	173	(2)	74,636

(1) Reflects adjustments for estimated one time merger expenses.

(2) Reflects new shares issued, net of retired shares of ING Legg Mason ClearBridge Aggressive Growth Portfolio.  (Calculation:  Net Assets ÷ NAV per share)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about December 9, 2010.  In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Legg Mason ClearBridge Aggressive Growth Portfolio a written revocation or duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Legg Mason ClearBridge Aggressive Growth Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote Legg Mason ClearBridge Aggressive Growth Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Legg Mason ClearBridge Aggressive Growth Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Each shareholder of Legg Mason ClearBridge Aggressive Growth Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio at the close of business on November 2, 2010 (the “Record Date”) will be entitled to be present and give voting instructions for Legg Mason ClearBridge Aggressive Growth Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 10, 2011.  As of the Record Date, the following shares of beneficial interest of Legg Mason ClearBridge Aggressive Growth Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV	163,951.613
Class I	5,905,945.162
Class S	2,333,256.743
Class S2	75.169
Total	8,403,228.687

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless after the adjournment a new record date is fixed. Because a significant percentage of Legg Mason ClearBridge Aggressive Growth Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

To the knowledge of DSL, as of November 2, 2010, no current Director/Trustee owns 1% or more of the outstanding shares of either Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Portfolio.

Appendix C hereto lists the persons that, as of November 2, 2010 owned beneficially or of record 5% or more of the outstanding shares of any class of Legg Mason ClearBridge Aggressive Growth Portfolio or Large Cap Growth Portfolio.

Other Matters to Come Before the Special Meeting

Legg Mason ClearBridge Aggressive Growth Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

Legg Mason ClearBridge Aggressive Growth Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Legg Mason ClearBridge Aggressive Growth Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.,
Secretary

December 9, 2010
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 30th day of September, 2010, by and between ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Trust”), on behalf of its series, ING Large Cap Growth Portfolio (the “Acquiring Portfolio”), and ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Company”), on behalf of its series, ING Legg Mason ClearBridge Aggressive Growth Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Class ADV, Class I, Class S and Class S2 voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type, and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                              Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.                              The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.                              The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                              Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I, Class S and Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (“Acquired Portfolio Shareholders”).  The aggregate net asset value of Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be so credited to shareholders of Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class ADV, Class I, Class S and Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares in connection with such exchange.

1.5.                              Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.                              Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.                              The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.                              The net asset value of a Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.                              The number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class determined in accordance with paragraph 2.2.

2.4.                              All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.                                      CLOSING AND CLOSING DATE

3.1.                              The Closing Date shall be January 21, 2011 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.                              The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                              The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.), Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                              In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                              Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Portfolio, represents and warrants to the Trust as follows:

(a)                      The Acquired Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)                        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                     All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)                     Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Company, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                         Since December 31, 2009, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)                      On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                         For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under

Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(m)                   All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)                     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                     The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                     The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                              Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Company as follows:

(a)                      The Acquiring Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)                        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)                     Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)                         Since December 31, 2009, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)                         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                      For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(l)                         All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                   The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                     The Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)                     The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)                     That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.                              The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                              The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                              The Acquired Portfolio covenants that the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                              The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.                              Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                              The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.                              As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares received at the Closing.

5.8.                              The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                              The Company, on behalf of the Acquired Portfolio, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder; and (b) the Trust’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Company, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                              All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                              The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

6.3.                              The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Company, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                              All representations and warranties of the Company, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                              The Company, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.                              The Company shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

7.4.                              The Company, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                              The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Portfolio, or the Trust, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.      The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

8.2.      On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                              All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.                              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                              The parties shall have received the opinion of Dechert LLP addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company and the Trust.  Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                The Company, on behalf of the Acquired Portfolio, and the Trust, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                                 The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser) and (ii) the Acquired Portfolio.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                        The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.                        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before April 30, 2011, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company or the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey P. Falgout Jr., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Jeffrey S. Puretz.

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.                        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquiring Portfolio or the corporate property of the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Trust and the Articles of Incorporation of the Company, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST on behalf of its
ING LARGE CAP GROWTH PORTFOLIO Series

By:	/s/ Kimberly A. Anderson

Name:	Kimberly A. Anderson

Title:	Senior Vice President

ING PARTNERS, INC. on behalf of its
ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO Series

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Senior Vice President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

ING LARGE CAP GROWTH PORTFOLIO (THE “PORTFOLIO”)

About Your Investment

The Portfolio’s shares may be offered to Variable Contracts, Qualified Plans outside the separate account context, custodial accounts and certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (the “Board”) directed Directed Services LLC (“DSL” or the “Adviser”) to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) or under the terms of an exemptive order granted by the Securities and Exchange Commission (the “SEC”).

Net Asset Value

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolios (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Management of the Portfolio

The Portfolio recently changed its advisory, sub-advisory and portfolio management arrangements.  Effective 12, 2010, the Portfolio changed its sub-adviser, portfolio managers and investment strategies, and was renamed from ING Wells Fargo Omega Growth Portfolio.  On that date, ING Investment Management Co. (“ING IM”) was appointed as the Portfolio’s interim sub-adviser in replacement of Wells Capital Management Inc. (“Wells”).  At a meeting on November 2, 2010, shareholders of the Portfolio approved ING IM as the Portfolio’s new sub-adviser.  At this meeting, shareholders also approved the Portfolio’s new advisory agreement, which provides for a new advisory fee structure.  The new advisory agreement is effective through November 30, 2011, unless otherwise terminated.  The following describes the Portfolio’s current advisory, sub-advisory and portfolio management arrangements.

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed over $34.2 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep, which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolio and potential termination of the Portfolio’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

DSL has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s investment portfolio pursuant to a sub-advisory agreement.  DSL is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either DSL or the Portfolio’s Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolio.

DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Portfolio’s assets and the purchase and sale of portfolio securities.

The aggregate annual management fee paid by the Portfolio for the most recent fiscal year under its prior advisory fee structure is approximately 0.60% of the Portfolio’s average daily net assets. Under the Portfolio’s new advisory fee structure effective November 2, 2010, the Portfolio pays DSL a management fee of 0.55% of its average daily net assets.  For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s unaudited semi-annual shareholder report dated June 30, 2010.

Sub-Adviser and Portfolio Managers

DSL has engaged ING IM, a Connecticut corporation, to serve as sub-adviser to the Portfolio.  ING IM is responsible for managing the assets of the Portfolio in accordance with the Portfolio’s investment objective and policies, subject to oversight by DSL and the Board.  ING IM is registered with the SEC as an investment adviser.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio:

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994. Before assuming his current responsibilities, Mr. Bianchi provided quantitative analysis for the firm’s small-capitalization equity strategies.

Additional Information Regarding Portfolio Managers

The Portfolio’s Statement of Additional Information, dated April 30, 2010 (as supplemented), provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

Additional Information Regarding ING Large Cap Growth Portfolio’s Performance in Comparison with ING Legg Mason ClearBridge Aggressive Growth Portfolio’s Performance (as of 9/30/10)

Below are the respective portfolios’ annual total returns for all common periods ended September 30, 2010. ING Large Cap Growth Portfolio’s performance presented below includes performance of the Portfolio when it was managed by Wells Capital Management Inc., its sub-adviser prior to June 12, 2010, under an investment strategy that was different from its current investment strategy. The performance record prior to June 12, 2010 does not reflect the Portfolio’s current investment strategies, which have been implemented since June 12, 2010, or illustrate the performance by the Portfolio’s current sub-adviser, ING IM.

	Year - to-Date	1-Year	3-Year	5-Year	10- Year	Since Inception [date]	Benchmark Since Inception(2)
ING Legg Mason ClearBridge Aggressive Growth Portfolio
Class ADV	6.51%	10.6%	-6.78%	-1.45%	N/A	-0.37% [12/10/01]	1.54%
Class I	6.92%	11.16%	-6.31%	-0.96%	-5.01%	0.39% [11/28/97]	2.07%
Class S	6.72%	10.88%	-6.54%	-1.21%	N/A	-0.12% [12/10/01]	1.54%
Russell 3000® Growth Index(1)	4.80%	12.81%	-4.32%	2.08%	-3.19%
ING Large Cap Growth Portfolio
Class ADV	2.92%	12.99%	0.58%	N/A	N/A	4.21% [12/29/06]	-0.38%
Class I	3.37%	13.84%	1.28%	5.26%	N/A	7.03% [05/02/05]	3.47%
Class S	3.21%	13.54%	1.06%	5.02%	N/A	5.17% [05/03/04]	2.98%
Class S2	3.07%	13.31%	0.87%	4.84%	N/A	5.03% [05/13/04]	2.98%
Russell 1000® Growth Index(1)	4.36%	12.65%	-4.36%	2.06%	-3.44%

(1)          The index returns do not reflect deductions for fees, expenses or taxes.

(2)          Reflects index performance since the date closest to the class’ inception for which data is available.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Proxy Statement/Prospectus for additional performance and risk information.

Administrative Services

Pursuant to an administrative services agreement between ING Investors Trust (“IIT” or the “Trust”), on behalf of the Portfolio, and ING Funds Services, LLC (“Administrator”), IFS serves as administrator to the Portfolio and receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets.

Portfolio Distribution

The Portfolio is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”).  IID is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ  85258.

IID is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from the FINRA.

Additional Information Regarding the Classes of Shares

Large Cap Growth Portfolio’s shares are classified into Class ADV, Class I, Service Class (“Class S”) and Service 2 Class (“Class S2”). The classes are identical except for different expenses, certain related rights and certain shareholder services.  All classes of the Portfolio have a common investment objective and investment portfolio.

Distribution and Shareholder Service Plans

The Trust has adopted shareholder services and/or distribution plans, as applicable, (each a “Plan”) for the Class ADV, Class S and Class S2 shares of the Portfolio.

The Trust has entered into a Shareholder Service and Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares of the Portfolio.  The Plan permits the Portfolio to pay marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolio and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators (“financial service firms”).  The annual distribution and service fees under the Distribution Plan may equal up to 0.75% of the average daily net assets of the Portfolio (a 0.25% shareholder service fee and at 0.50% distribution fee).  IID has agreed to waive a portion of the distribution fee for Class ADV shares. The expense waiver will continue through at least May 1, 2011, but in any event, IIT will notify shareholders if it intends to pay IID more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

The Trust has entered into a Shareholder Services Plan for the Class S shares of the Portfolio.  The Plan allows IID to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolio.  Services that may be provided under the Plan include, among other things, providing information about the Portfolio. Under the Plan, the Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.  The Portfolio’s Class S shares are not subject to any Rule 12b-1 distribution fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class S2 shares of the Portfolio.  The Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to IID to pay or reimburse certain distribution-related expenses. IID has agreed to waive 0.10% of the distribution fee for Class S2 shares.  The expense waiver will continue through at least May 1, 2011, but in any event, the Trust will notify shareholders if it intends to pay IID more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.  Distribution related expenses that may be paid under the Plan include, but are not limited to, the costs of the following:

(a)                     printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b)                    expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)                     holding seminars and sales meetings designed to promote Trust shares;

(d)                    obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio’s investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio’s Class S2 shares;

(e)                     training sales personnel regarding the Trust;

(f)                       compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

(g)                    financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolio’s Class S2 shares.

The Trust has entered into a Shareholder Services Plan for the Class S2 shares of the Portfolio.  The Plan allows IID to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S2 shares of the Portfolio.  Services that may be provided under the Plan include, among other things, providing information about the Portfolio.  Under the Plan, the Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares.

Frequent Trading — Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading.  With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on Portfolio performance.

A portfolio that invests in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, a portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans.  The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies.  The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio.  These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of April 30, 2010, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.  Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%.  This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants.  The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.  The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., the Portfolio will post the quarter ending June 30 holdings on July 31). The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.  The Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

Dividends and Distributions

The Portfolio declares and pays dividends from net investment income at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s dividends may constitute a return of capital

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income.  As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain.  The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level.

See the Portfolio’s SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Large Cap Growth Portfolio’s financial statements, which, with the exception of the period ended June 30, 2010, have been audited by KPMG LLP an independent registered public accounting firm.

(1) Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4) Commencement of operations.

• Calculated using average number of shares outstanding throughout the period.

* Amount is more than $(0.005) or less than $0.005

† Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

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APPENDIX C

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of November 2, 2010:

ING Legg Mason ClearBridge Aggressive Growth Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING National Trust 1 Orange Way Windsor, CT 06095-4773	76.8% Class ADV; Beneficial	1.6%	1.2%
ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	23.2% Class ADV; 91.7% Class I; Beneficial	66.2%	13.0%
Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	5.9% Class I; 100.0% Class S2; Beneficial	4.9%	19.8%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	90.3% Class S; Beneficial	25.1%	27.0%

ING Large Cap Growth Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING National Trust 1 Orange Way Windsor, CT 06095-4773	99.7% Class ADV; Beneficial	1.1%	1.2%
Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	33.8% Class I; Beneficial	23.7%	19.8%
ING Solution 2035 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.4% Class I; Beneficial	12.2%	9.7%
ING Solution 2025 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.5% Class I; Beneficial	11.6%	9.3%
ING Solution 2045 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.1% Class I; Beneficial	7.8%	6.2%
Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	10.1% Class I; Beneficial	8.0%	5.7%
ING Solution 2015 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.9% Class I; Beneficial	4.8%	3.9%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.3% Class S; 90.3% Class S2; Beneficial	27.6%	27.0%
ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	9.7% Class S2; Beneficial	3.1%	13.0%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on November 2, 2010.

C-1

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PART B

ING INVESTORS TRUST

Statement of Additional Information

December 9, 2010

Acquisition of the Assets and Liabilities of: ING Legg Mason ClearBridge Aggressive Growth Portfolio (A Series of ING Partners, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Large Cap Growth Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust (“SAI”) is available to the shareholders of ING Legg Mason ClearBridge Aggressive Growth Portfolio, a series of ING Partners, Inc., in connection with a proposed transaction whereby all of the assets and known liabilities of ING Legg Mason ClearBridge Aggressive Growth Portfolio will be transferred to ING Large Cap Growth Portfolio, a series of ING Investors Trust, in exchange for shares of ING Large Cap Growth Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; (iii) the Portfolio Manager’s Report for ING Large Cap Growth Portfolio; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.                            The SAI for ING Legg Mason ClearBridge Aggressive Growth Portfolio dated April 30, 2010, as filed on April 28, 2010 (File No: 333-32575) and the SAI for ING Large Cap Growth Portfolio dated April 30, 2010, as filed on April 28, 2010 (File No: 033-23512).

2.                            The Financial Statements of ING Legg Mason ClearBridge Aggressive Growth Portfolio included in the Annual Report dated December 31, 2009, as filed on March 4, 2010 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No: 811-08319) and the Financial Statements of  ING Large Cap Growth Portfolio included in the Annual Report dated December 31, 2009, as filed on March 4, 2010 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (No: 811-05629).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated December 9, 2010, relating to the Reorganization of ING Legg Mason ClearBridge Aggressive Growth Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-262-3862.  This SAI should be read in conjunction with the Prospectus/Proxy.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING Legg Mason ClearBridge Aggressive Growth Portfolio will be transferred to ING Large Cap Growth Portfolio, in exchange for shares of ING Large Cap Growth Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2010. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

2

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2010 (Unaudited)

	ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Large Cap Growth Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in securities at value +*	$311,691,829	$355,525,443	$—		$667,217,272
Short-term investments at value**	9,546,006	—	—		9,546,006
Short-term investments in affiliates***	533,847	13,120,000	—		13,653,847
Cash	16,623	697	—		17,320
Receivables:
Fund shares sold	711,590	545,370	—		1,256,960
Dividends and interest	43,811	444,552	—		488,363
Total assets	322,543,706	369,636,062	—		692,179,768

LIABILITIES:
Payable for investment securities purchased	—	5,015,156			5,015,156
Payable for fund shares redeemed	83,663	87,566			171,229
Payable upon receipt for securities loaned	9,576,932	—			9,576,932
Payable to affiliates	246,135	209,172			455,307
Other accrued expenses and liabilities	—	—	216,012	(A)	216,012
Total liabilities	9,906,730	5,311,894	216,012		15,434,636
NET ASSETS	$312,636,976	$364,324,168	$(216,012)		$676,745,132

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$494,934,065	$339,420,859	—		$834,354,924
Undistributed net investment income (loss)	(231,209)	2,605,710	(216,012	)(A)	2,158,489
Accumulated net realized loss	(177,179,223)	41,126,615	—		(136,052,608)
Net unrealized depreciation on investments	(4,886,657)	(18,829,016)	—		(23,715,673)
NET ASSETS	$312,636,976	$364,324,168	$(216,012)		$676,745,132

+ Including securities loaned at value	$9,316,431	$—			$9,316,431
* Cost of investments in securities	$316,547,560	$374,354,459			$690,902,019
** Cost of short-term investments	$9,576,932	$—			$9,576,932
*** Cost of short-term investments in affiliates	$533,847	$13,120,000			$13,653,847

Class ADV:
Net Assets	5,738,877	2,068,770	(3,965	)(A)	7,803,682
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	167,502	202,283	393,095	(B)	762,880
Net asset value and redemption price per share	$34.26	$10.23			$10.23

Class I:
Net Assets	221,748,038	254,197,197	(153,214	)(A)	475,792,021
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	6,203,489	24,169,313	14,860,658	(B)	45,233,460
Net asset value and redemption price per share	$35.75	$10.52			$10.52

Class S:
Net Assets	85,147,484	107,285,256	(58,831	)(A)	192,373,909
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	2,433,301	10,294,240	5,732,597	(B)	18,460,138
Net asset value and redemption price per share	$34.99	$10.42			$10.42

Class S2:
Net Assets	2,577	772,945	(2	)(A)	775,520
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	0.001			$0.001
Shares outstanding	75	74,388	173	(B)	74,636
Net asset value and redemption price per share	$34.28	$10.39			$10.39

(A)                Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

(B)                  Reflects new shares issued, net of retired shares of ING Legg Mason ClearBridge Aggressive Growth Portfolio.  (Calculation:  Net Assets ÷ NAV per share)

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the twelve monthes ended June 30, 2010 (Unaudited)

	ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Large Cap Growth Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,703,821	$4,240,109	$—		$6,943,930
Securities lending income, net	28,404	—	—		28,404
Total investment income	2,732,225	4,240,109	—		6,972,334

EXPENSES:
Investment management fees	2,695,775	—	1,407,782	(A)	4,103,557
Unified Fees	—	2,151,523	(2,151,523	)(A)	—
Distribution and service fees:
Class ADV	28,698	2,674	14,583	(A)	45,955
Class S	238,628	220,297	2,600	(A)	461,525
Class S2	4	4,303	17	(A)	4,324
Administrative service fees	500,653	—	245,448	(A)	746,101
Trustee fees	—	15,546	432,115	(A)	447,661
Interest expense	1,051	—	(1,051	)(A)	—
Miscellaneous expense	2,521	491	(34	)(A)	2,978
Total expenses	3,467,330	2,394,834	(50,063)		5,812,101
Net waived and reimbursed fees	(927)	(7,870)	(821,970	)(A)	(830,767)
Brokerage commission recapture	—	(18,573)	—		(18,573)
Net expenses	3,466,403	2,368,391	(872,033)		4,962,761
Net investment income	(734,178)	1,871,718	872,033		2,009,573

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	13,702,051	45,154,995			58,857,046
Net realized gain	13,702,051	45,154,995	—		58,857,046
Net change in unrealized appreciation or depreciation on:
Investments	43,219,314	(8,395,686)			34,823,628
Net change in unrealized appreciation or depreciation	43,219,314	(8,395,686)			34,823,628
Net realized and unrealized gain	56,921,365	36,759,309			93,680,674
Increase in net assets resulting from operations	$56,187,187	$38,631,027	$872,033		$95,690,247

*Foreign taxes withheld	$3,371	$63,267	$—	$66,638
(1) Dividends from affiliates	$2,162	$14,641	$—	$16,803

(A) Reflects adjustment in expenses due to effects of new contractual rates.

See Accompanying Notes to Financial Statements

Portfolios of Investments as of June 30, 2010 (UNAUDITED)†

		Pro Forma (Unaudited)					Pro Forma (Unaudited)
ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Growth Portfolio			ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Growth Portfolio
Shares					Value
COMMON STOCK: 98.6%
				Consumer Discretionary: 15.7%
5,220	—	5,220	@	Ascent Media Corp.	$131,857	$—	$131,857
—	153,000	153,000	@	Bed Bath & Beyond, Inc.	—	5,673,240	5,673,240
646,000	—	646,000		Cablevision Systems Corp.	15,510,460	—	15,510,460
68,235	257,580	325,815		CBS Corp. - Class B	882,279	3,330,509	4,212,788
184,500	—	184,500	@	Charming Shoppes, Inc.	691,875	—	691,875
143,090	—	143,090		Comcast Corp. — Class A	2,485,473	—	2,485,473
931,635	—	931,635		Comcast Corp. — Special Class A	15,306,763	—	15,306,763
192,148	268,810	460,958	@	DIRECTV	6,517,660	9,118,035	15,635,695
62,205	—	62,205	@	Discovery Communications, Inc. - Class A	2,221,341	—	2,221,341
62,205	—	62,205	@	Discovery Communications, Inc. - Class C	1,924,001	—	1,924,001
—	93,840	93,840	@	Kohl’s Corp.	—	4,457,400	4,457,400
53,146	—	53,146	@, L	Liberty Global, Inc.	1,381,265	—	1,381,265
53,003	—	53,003	@	Liberty Global, Inc. - Series C	1,377,548	—	1,377,548
66,735	—	66,735	@, L	Liberty Media Corp. - Capital Shares A	2,796,864	—	2,796,864
358,315	—	358,315	@	Liberty Media Corp. - Interactive - Class A	3,762,308	—	3,762,308
28,710	—	28,710	@	Liberty Media Corp. - Starz	1,488,326	—	1,488,326
167,750	—	167,750	@	Madison Square Garden, Inc.	3,299,643	—	3,299,643
—	219,020	219,020		Mattel, Inc.	—	4,634,463	4,634,463
—	112,180	112,180		Nordstrom, Inc.	—	3,611,074	3,611,074
—	25,590	25,590	@	Priceline.com, Inc.	—	4,517,659	4,517,659
—	103,220	103,220	@	Urban Outfitters, Inc.	—	3,549,736	3,549,736
61,295	—	61,295		Viacom - Class B	1,922,824	—	1,922,824
74,460	—	74,460	L	World Wrestling Entertainment, Inc.	1,158,598	—	1,158,598
—	209,180	209,180		Wyndham Worldwide Corp.	—	4,212,885	4,212,885
					62,859,085	43,105,001	105,964,086
				Consumer Staples: 5.9%
—	150,860	150,860		Alberto-Culver Co.	—	4,086,797	4,086,797
—	162,460	162,460		Coca-Cola Enterprises, Inc.	—	4,201,216	4,201,216
—	98,941	98,941		ConAgra Foods, Inc.	—	2,307,304	2,307,304
—	259,140	259,140		Philip Morris International, Inc.	—	11,878,978	11,878,978
—	93,374	93,374		Procter & Gamble Co.	—	5,600,573	5,600,573
—	179,840	179,840		Walgreen Co.	—	4,801,728	4,801,728
—	151,490	151,490		Wal-Mart Stores, Inc.	—	7,282,124	7,282,124
					—	40,158,720	40,158,720
				Energy: 10.7%
442,095	—	442,095		Anadarko Petroleum Corp.	15,955,209	—	15,955,209
—	54,450	54,450		Apache Corp.	—	4,584,146	4,584,146
—	283,880	283,880		ExxonMobil Corp.	—	16,201,032	16,201,032
149,919	134,580	284,499		National Oilwell Varco, Inc.	4,957,821	4,450,561	9,408,382
—	123,540	123,540		Peabody Energy Corp.	—	4,834,120	4,834,120
—	122,540	122,540		Suncor Energy, Inc.	—	3,607,578	3,607,578
1,364,430	—	1,364,430	@	Weatherford International Ltd.	17,928,610	—	17,928,610
					38,841,640	33,677,437	72,519,077

				Financials: 3.1%
—	166,118	166,118		American Express Co.	—	6,594,885	6,594,885
—	365,830	365,830	@	Blackstone Group LP	—	3,497,335	3,497,335
100,750	—	100,750	L	Cohen & Steers, Inc.	2,089,555	—	2,089,555
1,646	—	1,646		Goldman Sachs Group, Inc.	216,070	—	216,070
—	131,870	131,870		JP Morgan Chase & Co.	—	4,827,761	4,827,761
—	164,470	164,470		UnumProvident Corp.	—	3,568,999	3,568,999
					2,305,625	18,488,980	20,794,605
				Health Care: 26.1%
79,830	—	79,830	@	Alkermes, Inc.	993,884	—	993,884
—	140,040	140,040		AmerisourceBergen Corp.	—	4,446,270	4,446,270
407,420	67,485	474,905	@	Amgen, Inc.	21,430,292	3,549,711	24,980,003
470,390	—	470,390	@	Biogen Idec, Inc.	22,320,006	—	22,320,006
212,520	—	212,520	@, L	BioMimetic Therapeutics, Inc.	2,363,222	—	2,363,222
—	118,210	118,210		Cardinal Health, Inc.	—	3,973,038	3,973,038
235,748	137,460	373,208		Covidien PLC	9,472,355	5,523,143	14,995,497
551,504	—	551,504	@	Forest Laboratories, Inc.	15,127,755	—	15,127,755
423,000	—	423,000	@	Genzyme Corp.	21,475,710	—	21,475,710
—	151,100	151,100	@	Gilead Sciences, Inc.	—	5,179,708	5,179,708
—	124,100	124,100	@	Hospira, Inc.	—	7,129,545	7,129,545
70,540	—	70,540	@	Isis Pharmaceuticals, Inc.	675,068	—	675,068
—	106,414	106,414		Merck & Co., Inc.	—	3,721,298	3,721,298
51,392	—	51,392		Teva Pharmaceutical Industries Ltd. ADR	2,671,870	—	2,671,870
—	73,330	73,330	@	Thermo Fisher Scientific, Inc.	—	3,596,837	3,596,837
751,190	—	751,190		UnitedHealth Group, Inc.	21,333,795	—	21,333,790
80,330	—	80,330	@, L	Valeant Pharmaceuticals International	4,200,456	—	4,200,456
—	79,150	79,150	@	Varian Medical Systems, Inc.	—	4,137,962	4,137,962
124,160	—	124,160	@	Vertex Pharmaceuticals, Inc.	4,084,864	—	4,084,864
—	85,770	85,770	@	Waters Corp.	—	5,549,319	5,549,319
—	65,601	65,601	@	Zimmer Holdings, Inc.	—	3,545,734	3,545,734
					126,149,277	50,352,565	176,501,836
				Industrials: 10.3%
—	86,900	86,900		Caterpillar, Inc.	—	5,220,083	5,220,083
—	181,580	181,580		Danaher Corp.	—	6,740,250	6,740,250
—	128,930	128,930		Emerson Electric Co.	—	5,632,952	5,632,952
17,870	—	17,870		Fluor Corp.	759,475	—	759,475
—	116,340	116,340		Ingersoll-Rand PLC	—	4,012,567	4,012,567
125,370	—	125,370		L-3 Communications Holdings, Inc.	8,881,211	—	8,881,211
192,420	—	192,420		Pall Corp.	6,613,475	—	6,613,475
—	117,470	117,470		Roper Industries, Inc.	—	6,573,621	6,573,621
252,588	105,710	358,298		Tyco International Ltd.	8,898,675	3,724,163	12,622,839
—	76,990	76,990		Union Pacific Corp.	—	5,351,575	5,351,575
—	113,470	113,470		United Technologies Corp.	—	7,365,338	7,365,338
					25,152,836	44,620,549	69,773,386
				Information Technology: 24.4%
73,870	—	73,870	@, L	Advent Software, Inc.	3,468,935	—	3,468,935
—	91,060	91,060	@	Ansys, Inc.	—	3,694,304	3,694,304
—	80,840	80,840	@	Apple, Inc.	—	20,333,685	20,333,685
87,217	—	87,217	@	Arris Group, Inc.	888,741	—	888,741
116,970	—	116,970	@	Autodesk, Inc.	2,849,389	—	2,849,389
—	100,120	100,120	@	BMC Software, Inc.	—	3,467,156	3,467,156

331,320	144,830	476,150		Broadcom Corp.		10,923,620		4,775,045	15,698,666
—	646,800	646,800	@	Cisco Systems, Inc.		—		13,783,304	13,783,308
—	105,710	105,710	@	Cognizant Technology Solutions Corp.		—		5,291,843	5,291,843
84,200	—	84,200	@	Cree, Inc.		5,054,526		—	5,054,526
19,190	—	19,190	@	Dolby Laboratories, Inc.		1,203,021		—	1,203,021
52,890	—	52,890	@	DSP Group, Inc.		337,967		—	337,967
—	6,895	6,895	@	Google, Inc. - Class A		—		3,067,930	3,067,930
—	208,680	208,680		Hewlett-Packard Co.		—		9,031,670	9,031,670
207,240	—	207,240		Intel Corp.		4,030,818		—	4,030,818
—	104,940	104,940	@	Intuit, Inc.		—		3,648,764	3,648,764
18,860	—	18,860	@, L	LaserCard Corp.		84,116		—	84,116
—	233,140	233,140	@	Marvell Technology Group Ltd.		—		3,674,286	3,674,286
—	530,770	530,770		Microsoft Corp.		—		12,213,018	12,213,018
—	349,350	349,350		National Semiconductor Corp.		—		4,702,251	4,702,251
203,160	—	203,160		Nokia OYJ ADR		1,655,754		—	1,655,754
—	534,317	534,317		Oracle Corp.		—		11,466,443	11,466,443
—	269,660	269,660		Qualcomm, Inc.		—		8,855,634	8,855,634
259,300	—	259,300	@	Sandisk Corp.		10,908,751		—	10,908,751
352,356	—	352,356	@	Seagate Technology, Inc.		4,594,722		—	4,594,722
252,558	—	252,558		Tyco Electronics Ltd.		6,409,922		—	6,409,922
—	68,490	68,490		Visa, Inc.		—		4,845,668	4,845,668
						52,410,282		112,851,001	165,261,288
				Materials: 2.4%
—	64,190	64,190		Eastman Chemical Co.		—		3,425,178	3,425,178
—	99,520	99,520		Ecolab, Inc.		—		4,469,443	4,469,443
47,460	—	47,460		Freeport-McMoRan Copper & Gold, Inc.		2,806,310		—	2,806,310
30,480	—	30,480		Nucor Corp.		1,166,774		—	1,166,774
—	87,830	87,830		Sigma-Aldrich Corp.		—		4,376,569	4,376,569
						3,973,084		12,271,190	16,244,274

				Total Long-Term Investments		311,691,829		355,525,443	667,217,272
				(Cost $)		316,547,560		374,354,459	690,902,019

SHORT-TERM INVESTMENTS: 3.4%
				Affiliated Mutual Fund: 2.0%
533,847	13,120,000	13,653,847		ING Institutional Prime Money Market Fund - Class I		533,847		13,120,000	13,653,847

				Total Mutual Fund		533,847		13,120,000	13,653,847
				(Cost $)		533,847		13,120,000	13,653,847

				Securities Lending Collateral(cc): 1.4%
9,422,304	—	9,422,304		Bank of New York Mellon Corp. Overnight Government Fund, Series A (1)		9,422,304		—	9,422,304
154,628	—	154,628	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		123,702		—	123,702

				Total Securities Lending Collateral		9,546,006		—	9,546,006
				(Cost $)		9,576,932		—	9,576,932

				Total Short-Term Investments		10,079,853		13,120,000	23,199,853
				(Cost $)		10,110,779		13,120,000	23,230,779

				Total Investments in Securities	102.0	$321,771,682		$368,645,443	$690,417,125
				(Cost $)*		326,658,339		387,474,459	714,132,798
				Other Assets and Liabilities - Net	(2.0)	(9,134,706)		(4,321,275)	(13,455,981)
				Net Assets	100.0%	312,636,976		364,324,168	676,961,144

				Pro-forma adjustment	—	(216,012	)(3)	—	(216,012)
				Net Assets after pro-forma adjustment	100.0%	$312,420,964		$364,324,168	$676,745,132

†

A transition manager will be hired on or around January 12, 2011 to align the Acquired Portfolio’s investment Portfolio with the Acquiring Fund’s investment strategies prior to the closing date.

A significant portion of the Acquired Portfolio’s holdings is expected to be sold shortly prior to the closing of the Reorganization, and after the closing of the Reorganization the Acquiring Portfolio may not be immediately fully invested in accordance with it stated investment strategies.

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

(3)	Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at June 30, 2010.

*	Cost for federal income tax purposes is:	$326,683,980	$388,249,254	$714,933,234

	Net unrealized appreciation/depreciation consists of:
	Gross Unrealized Appreciation	$38,650,686	$4,248,879	$42,899,565
	Gross Unrealized Depreciation	(43,562,984)	(23,852,690)	(67,415,674)
	Net Unrealized Appreciation/Depreciation	$(4,912,298)	$(19,603,811)	$(24,516,109)

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Directors/Trustees (“Board”) of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Legg Mason ClearBridge Aggressive Growth”) and ING Large Cap Growth Portfolio (“Large Cap Growth”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated September 30, 2010, (the “Plan”) whereby, subject to approval by the shareholders of Legg Mason ClearBridge Aggressive Growth, Large Cap Growth will acquire all of the assets of Legg Mason ClearBridge Aggressive Growth, subject to the liabilities of such Portfolio, in exchange for Large Cap Growth issuing shares of such fund to shareholders of Legg Mason ClearBridge Aggressive Growth in a number equal in value to net assets of Legg Mason ClearBridge Aggressive Growth (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Large Cap Growth remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2010.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Legg Mason ClearBridge Aggressive Growth and LargeCap Growth at June 30, 2010.  The unaudited pro forma Statement of Operations reflects the results of operations of Legg Mason ClearBridge Aggressive Growth and LargeCap Growth for the twelve-months ended June 30, 2010.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Legg Mason ClearBridge Aggressive Growth and LargeCap Growth under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Legg Mason ClearBridge Aggressive Growth and LargeCap Growth as of June 30, 2010. This  unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Legg Mason ClearBridge Aggressive Growth and the purchases of assets LargeCap Growth may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of LargeCap Growth for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common LargeCap Growth issued in connection with the proposed acquisition of Legg Mason ClearBridge Aggressive Growth by LargeCap Growth as of June 30, 2010.  The number of additional shares issued was calculated by dividing the net assets of each class of Legg Mason ClearBridge Aggressive Growth by the respective class net asset value per share of LargeCap Growth.

Note 4 — Merger Costs:

Directed Services LLC (or an affiliate) and Legg Mason ClearBridge Aggressive Growth will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Legg Mason ClearBridge Aggressive Growth are estimated at approximately $121,200. These costs represent one half of the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  Directed Services LLC will bear the other half of the cost of the Merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGER’S REPORT FOR
ING LARGE CAP GROWTH PORTFOLIO

(FORMERLY ING EVERGREEN OMEGA PORTFOLIO)

Set forth below is an excerpt from ING Large Cap Growth Portfolio’s Annual Report for the fiscal year ended December 31, 2009.

*                                         *                                         *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S.

Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*                                         *                                         *

ING LARGE CAP GROWTH PORTFOLIO

(FORMERLY ING EVERGREEN OMEGA PORTFOLIO)

PORTFOLIO MANAGER’S REPORT

ING Evergreen Omega Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Aziz Hamzaogullari, CFA, Managing Director, Director of Research and Portfolio Manager of Evergreen Investment Management Company, LLC—the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares, provided a total return of 42.45% compared to the Russell 1000® Growth Index(1), which returned 37.21% for the same period.

Portfolio Specifics: Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue companies that we believe can sustain above-average growth of long-term cash flows and which sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the Portfolio’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation.

During this year, we continued to overweight consumer discretionary, information technology, and financials. A combination of our investments and the reconstitution of the benchmark in 2009 led us from a significant underweight in Energy to an essentially equal weight position. While we remain overweight in healthcare, we are at a lower level than last year. We increased our underweight in consumer staples and maintained an overall underweight vs. the benchmark in industrials. We continue to own no positions in materials.

This year, we invested in only five new companies: American Express Co., Analog Devices, Inc., MSCI, Inc., SEI Investments Co., and Verisk Analytics, Inc. To fund these purchases and optimize the risk-reward profile of the Portfolio, we sold eight holdings: Best Buy Co. Inc., Bristol-Myers Squibb Co., Carnival Corp., KLA-Tencor Corp., St. Jude Medical, Inc., Texas Instruments, Inc. and Tyco International Ltd. We also sold our position in Bankrate, Inc. after it agreed to be acquired by Apax Partners, a global private equity firm.

The Portfolio’s outperformance relative to its benchmark this year was primarily driven by stock selection in the consumer discretionary sector, the largest contributions coming from Amazon.com, Inc., Blue Nile, Inc. and Timberland Co. In information technology, our long-term holdings in Google, Inc., Altera Corp., Oracle Corp. and QUALCOMM, Inc. were major contributors along with newer holdings in Visa, Inc. and FactSet Research Systems, Inc. Our new MSCI, Inc. position in the financials sector was a top ten contributor.

Stock selection in the information technology sector proved to be a drag on performance relative to the benchmark. On a security level, some main detractors were Bankrate, Inc., Novartis AG, Amgen, Inc. (“Amgen”), ConocoPhillips, Chevron Corp. and Marsh & McLennan Cos. and Expeditors International of Washington Inc. (“Expeditors”). Among these, we added to our positions in Amgen and Expeditors as valuations became more attractive vs. our long-term estimates for returns and margins. We continue to hold the others because they meet our criteria of strong businesses with solid growth drivers, selling at a significant discount to our estimate of the company’s intrinsic value.

Current Strategy and Outlook: Our investment process is guided by our steadfast commitment to the long term. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis currently leads us to overweight in technology, healthcare, financials and consumer discretionary names. At present, we are underweight in materials and industrials and about equal weight in energy. We are steadfast in our commitment to long-term investing. A byproduct of this philosophy has been a relatively low portfolio turnover ratio, even though the Portfolio does not have a stated goal of maintaining a specified level of portfolio turnover. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long term.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Amazon.com, Inc.	7.0%
Google, Inc.— Class A	5.8%
Visa, Inc.	5.6%
Expeditors International Washington, Inc.	4.5%
Altera Corp.	4.5%
Blue Nile, Inc.	4.3%
Biogen Idec, Inc.	4.3%
Factset Research Systems, Inc.	4.1%
Oracle Corp.	4.0%
SEI Investments Co.	3.7%

Portfolio holdings are subject to change daily

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGE CAP GROWTH PORTFOLIO

(FORMERLY ING EVERGREEN OMEGA PORTFOLIO)

PORTFOLIO MANAGERS’ REPORT

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2) Since inception performance of the index is shown from January 1, 2007.

(3) Since inception performance of the index is shown from May 1, 2005.

(4) Since inception performance of the index is shown from May 1, 2004.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Legg Mason ClearBridge Aggressive Growth Portfolio and ING Large Cap Growth Portfolio, providing for the reorganization of ING Legg Mason ClearBridge Aggressive Growth Portfolio with and into ING Large Cap Growth Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on January 11, 2011, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Legg Mason ClearBridge Aggressive Growth Portfolio and ING Large Cap Growth Portfolio, providing for the reorganization of ING Legg Mason ClearBridge Aggressive Growth Portfolio with and into ING Large Cap Growth Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article V, Section 5.4 of the Agreement and Declaration of Trust of ING Investors Trust (the “Registrant” or the “Trust”), provides for the indemnification of trustees and officers as follows:

The Trust shall indemnify (from the assets of the Series or Series in question or, if appropriate and permitted, from the assets of a Class or Classes) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants, and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING LifeStyle Portfolios, ING Disciplined Small Cap Value Portfolio, ING Global Real Estate Portfolio and ING Index Plus International Equity Portfolio.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)	(A)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

	(B)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

	(C)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(D)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(E)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(F)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(G)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(H)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(I)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust(22)

(J)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust(23)

(K)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

(L)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

(M)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(N)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(O)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(P)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust(25)

(Q)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(R)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(S)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(T)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios(27)

(U)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio(27)

(V)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio(27)

(W)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(29)

(X)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio(33)

(Y)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio(33)

(Z)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio(33)

(AA)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio(33)

(BB)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio(33)

(CC)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio(33)

(DD)

Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(EE)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio(35)

(FF)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio(35)

(GG)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest(35)

(HH)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio(36)

(II)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio(36)

(JJ)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio(36)

(KK)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio(38)

(LL)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio(38)

(MM)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio(38)

(NN)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio(38)

(OO)

Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio(40)

(PP)	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007(42)

(QQ)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007(42)

(RR)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007(42)

(SS)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007(42)

(TT)	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007(42)

(UU)	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008(42)

(VV)	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008(42)

(WW)	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008(42)

(XX)	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008(42)

(YY)	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008(42)

(ZZ)	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008(42)

(AAA)	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008(43)

(BBB)	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008(43)

(CCC)

Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio), dated September 11, 2008(44)

(DDD)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009(45)

(EEE)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009(45)

(FFF)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009(45)

(GGG)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009(45)

	(HHH)	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009((46)

(III)

Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio(46)

(JJJ)

Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio(46)

(KKK)

Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

	(LLL)	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

	(MMM)	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

	(NNN)	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

(OOO)

Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(PPP)

Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

	(QQQ)	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

	(RRR)	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

(SSS)

Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(2)	By-laws(1)

(3)	Not applicable.

(4)

Agreement and Plan of Reorganization between ING Partners, Inc., on behalf of its ING Legg Mason ClearBridge Aggressive Growth Portfolio series, and ING Investors Trust, on behalf of its ING Large Cap Growth Portfolio series — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining Rights of Security Holders(1)

(6)	(A)	(1)	Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC(35)

			(i)	Amended Schedule A and Amended Schedule B, dated January 1, 2010, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC (48)

			(ii)	Letter agreement, dated May 1, 2010, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2010 through and including May 1, 2011 (48)

			(iii)	Letter Agreement, dated May 1, 2009, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2009 through May 1, 2010(45)

(iv)

Letter Agreement, dated April 1, 2010, to reduce the investment management fees for ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), for the period from April 1, 2010 through April 1, 2011 (48)

			(v)	Letter Agreement, dated May 1, 2010, to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from May 1, 2010 through May 1, 2011 (48)

(vi)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Real Estate Portfolio (formerly, ING Van Kampen Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

		(2)	Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds)(20)

			(i)	First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004(25)

			(ii)	Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006(35)

			(iii)	Amended Schedule A, effective April 28, 2008, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC(42)

		(3)	Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC(24)

			(i)	First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

			(ii)	Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC effective as of December 15, 2006(35)

			(iii)	Amended Schedule A, effective November 2009 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (48)

(iv)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

	(4)	Amended and Restated Investment Management Agreement, effective April 29, 2005 as amended and restated January 1, 2007, between ING Investors Trust and Directed Services LLC(35)

(i)

Amended Schedule A, effective April 30, 2010, with respect to the Amended and Restated Investment Management Agreement, effective April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (48)

		(ii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009 (47)

		(iii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING BlackRock Inflation Protected Bond Portfolio effective March 15, 2010 (48)

		(iv)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING DFA Global All Equity Portfolio effective April 30, 2010 (48)

	(5)	Letter Agreement, dated January 1, 2007, between ING Investors Trust and Directed Services LLC(36)

(B)	Portfolio Management Agreements

	(1)	Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(2)

		(i)	Schedule A to Portfolio Management Agreement(25)

(ii)

Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios(34)

(iii)

Form of Amended Schedule A and Amended Schedule B, effective August 20, 2008, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price and Associates, Inc. regarding ING T. Rowe Price Personal Strategy Growth Portfolio(43)

		(iv)	Letter Agreement, dated December 5, 2001, to Portfolio Manager Agreement with T. Rowe Price Associates, Inc.(11)

		(v)	Form of Letter Agreement, effective August 20, 2008, to the sub-advisory agreement dated October 24, 1997 between T. Rowe Price Associates, Inc., Directed Services LLC and ING Investors Trust(43)

		(vi)	Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(22)

		(vii)	Third Amendment to Portfolio Manager Agreement dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc., effective as of December 15, 2006(35)

		(viii)	Fourth Amendment to Sub-Advisory Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc., effective July 7, 2008(43)

	(2)	Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Direct Services Inc., and Lord, Abbett & Co. LLC(35)

		(i)	First Amendment to Portfolio Management Agreement dated December 1, 2005 among ING Investors Trust, Directed Services, Inc., and Lord, Abbett & Co. LLC, effective as of December 15, 2006(37)

(3)

Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company(33)

	(i)	Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio(35)

(ii)

First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006(37)

	(iii)	Amended Schedule A, Compensation for Services to Series, dated October 2007(43)

(4)	Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC(42)

(5)

Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(33)

(i)

Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio(33)

(ii)

Amended Schedule A, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iii)

Amended Schedule B Compensation for Services to Series, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iv)

First Amendment to Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006(37)

(v)

Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio(45)

	(vi)	Termination Letter dated January 10, 2008 to FMR in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

	(vii)	Termination Letter dated January 10, 2008 to Directed Services LLC in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

(6)	Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC(18)

	(i)	Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004(26)

(ii)

First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006(35)

(iii)

Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008(43)

	(iv)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services, LLC and Pacific Investment Management Company, LLC(48)

(7)	Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc.(18)

(i)

Amended Schedule A and Amended Schedule B to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc., effective August 20, 2008(43)

	(ii)	Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited(22)

	(iii)	Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc.(33)

(iv)

Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006(39)

(v)

Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007(39)

	(vi)	Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009(45)

	(vii)	Termination Letter dated May 3, 2009 in regards to the ING Van Kampen Capital Growth Portfolio effective July 3, 2009(46)

(viii)

Waiver Letter between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding the ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009(47)

(8)

Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005(34)

	(i)	Schedule A Compensation for Services to Series dated September 2007(43)

(ii)

First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006(36)

	(iii)	Termination Letter dated May 3, 2009 in regards to the ING JPMorgan Value Opportunities Portfolio effective July 3, 2009(46)

(iv)

Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between ING Investors Trust, Directed Services LLC and J.P. Morgan Investment Management, Inc.(48)

(9)	Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(18)

	(i)	Schedule A(25)

	(ii)	First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iii)	Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iv)	Letter to amend the Portfolio Management Agreement, dated April 13, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC dated January 1, 2004(35)

	(v)	Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio(23)

	(vi)	Fourth Amendment to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc., and Janus Capital Management LLC effective as of December 15, 2006(36).

(vii)

Amended Schedule B, Compensation for Services to Series to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC, effective April 30, 2007(37)

	(viii)	Sixth Amendment to Portfolio Management Agreement dated April 3, 2002, between ING Investors Trust, Directed Services LLC and Janus Capital Management LLC, effective May 1, 2009(46)

(10)	Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(42)

	(i)	First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated December 14, 2007 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(48)

	(ii)	Schedule A, Compensation for Services to Series, dated December 14, 2007(42)

(11)	Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC(19)

	(i)	First Amendment to Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC, effective as of December 15, 2006(36)

	(ii)	Amended Schedule A with Respect to the Sub-Advisory Agreement between Directed Serviced LLC and Julius Baer Investment Management, Inc., dated July 31, 2007(42)

	(iii)	Second Amendment dated August 20, 2009 to the Sub-Advisory Agreement dated September 2, 2003 between Directed Services, Inc. and Julius Baer Investment Management LLC(48)

	(iv)	Form of Sub-Advisory Agreement dated September 30, 2009 between Directed Services, LLC and Artio Global Management LLC(48)

(12)	Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc.(22)

	(i)	Amended Schedule A, effective August 20, 2007, to the Sub-Advisory Agreement between Directed Services, LLC and ING Investment Management Co. regarding ING Focus 5 Portfolio(39)

	(ii)	First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. effective as of September 1, 2003(22)

(iii)

Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective as of December 15, 2006(35)

(iv)

Third Amendment dated September 15, 2007 to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(42)

(v)

Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co (formerly Aeltus Investment Management, Inc.)(48)

(vi)

Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(48)

(vii)

Termination Letter dated April 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.(48)

(13)	Portfolio Management Agreement, dated November 12, 2008, between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC(44)

(i)

Amended Schedule B, Compensation for Services to Series to the Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC effective February 1, 2009(45)

(14)	Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc.(26)

(i)

Amended Schedule A Compensation for Services to Series, effective February 1, 2009, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc.(45)

(ii)

First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006(36)

(15)	Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc.(29)

(i) Amended Schedule A Compensation for Services to Series dated September 2007(43)

(ii) First Amendment to Portfolio Management Agreement dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. effective as of December 15, 2006(35)

(iii) Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated August 29, 2995 between ING Investors Trust, Directed Services, LLC and Wells Capital Management, Inc.(48)

(16)	Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio(30)

(i)

Amended Schedule A to the Sub-Advisory Agreement dated May 1, 2009 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio effective May 1, 2009(45)

(ii)

First Amendment to Sub-Advisory Agreement, dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective as of December 15, 2006(35)

(17)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio(34)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006(39)

(18)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio(33)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of December 15, 2006(35)

(ii)

Second Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of September 15, 2007(42)

	(iii)	Plan of Liquidation and Dissolution Letter, effective April 28, 2008(43)

	(iv)	Third Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co., effective August 1, 2008(44)

	(v)	Schedule A dated October 2008 with respect to the Sub-Advisory Agreement, dated April 28, 2006 between ING Investments LLC and ING Investment Management Co.(45)

(19)	Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(i)	Amended Schedule A, effective April 30, 2007, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(ii)	Amendment to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC, effective June 16, 2008(43)

(20)	Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. (37)

	(i)	Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and Black Rock Financial Management, Inc., effective June 16, 2008(43)

(21)	Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited(35)

(i)

Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006(35)

	(ii)	First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006(35)

	(iii)	Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009(44)

(22)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Goldman Sachs Asset Management L.P.(43)

(23)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services LLC and American Century Global Investment Management, Inc.(44)

		(24)	Portfolio Management Agreement, dated September 15, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio(44)

			(i)	Waiver Letter dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver for ING Oppenheimer Active Asset Allocation Portfolio(45)

(ii)

First Amendment dated October 1, 2009 to the Portfolio Management Agreement dated September 15, 2008 between ING Investors Trust, ING Investments LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio(48)

			(iii)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 200 between INg Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc.(48)

			(iv)	Waiver Letter dated May 1, 2010 between ING Investments, LLC and OppenheimerFunds, Inc. regarding the waiver of the sub-advisory fee for ING Oppenheimer Active Allocation Portfolio(48)

		(25)	(1)

Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Schroder Investment Management North America, Inc. in regards to ING Multi-Manager International Small Cap Portfolio(44)

			(2)	Sub-Sub-Advisory Agreement dated April 28, 2008 between Directed Services, LLC, Schroder Investment Management North America, Inc. and Schroder Investment Management North American Limited(48)

		(26)	(1)	Interim Sub-Advisory Agreement, dated May 1, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding ING Clarion Real Estate Portfolio(45)

			(2)	Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding the ING Clarion Real Estate Portfolio(46)

(27)

Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. in regards to the ING Growth and Income Portfolio II (formerly Legg Mason Value Portfolio)(45)

		(28)	Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Goldman Sachs Asset Management L.P.(48)

		(29)	Form of Sub-Advisory Agreement dated April 30, 2010 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors(48)

(7)	(A)	(1)	Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC)(35)

			(i)	Amended Schedule A, effective April 30, 2010, to the Distribution Agreement between ING Investors Trust and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC)(48)

(8)	Not Applicable.

(9)	(A)	(1)	Custody Agreement, dated January 6, 2003, with The Bank of New York(19)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(2)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York(20)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(3)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York(22)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

(10)	(A)	(1)	Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective January 1, 2007(36)

			(i)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2010 through May 1, 2011(48)

			(ii)	Amended Schedule, dated January 7, 2010 to the Amended and Restated Distribution Plan for Service 2 Class shares (48)

	(B)	(1)	Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective January 1, 2007(36)

			(i)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares(48)

			(ii)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated November 27, 2009 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

			(iii)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING U.S. Stock Index Portfolio (formerly ING Stock Index Portfolio)(48)

			(iv)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING PIMCO Total Return Bond Portfolio from April 30, 2010 through May 1, 2011(48)

			(v)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated May 1, 2011 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global All Equity Portfolio (formerly, ING Focus 5 Portfolio) from May 1, 2011 through May 1, 2012(48)

			(vi)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global Allocation Portfolio(48)

			(vii)	Amended Schedule, dated April 30, 2010 to the Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares(48)

	(c)	(1)

ING Investors Trust Amended and Restated Distribution Plan with ING Investors Trust, effective November 9, 2007, for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth — Income Portfolio(41)

			(i)	Amended Schedule A, dated June 2008, to the Amended and Restated Distribution Plan with ING Investors Trust(43)

	(D)	(1)	Shareholder Service Plan with ING Investors Trust, amended on November 9, 2007 for Service and Service 2 Class Shares(42)

(i) Waiver Letter dated March 15, 2010 to waive the shareholder service fee for Service Class Shares of ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio)(48)

(ii)

Amended Schedule A, Schedule of Series, amended on April 30, 2010, with respect to the Shareholder Service Plan for Service and Service 2 Class shares, between ING Investors Trust and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC)(48)

	(E)	(1)	Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective August 12, 2009(46)

(i) Waiver Letter dated August 12, 2009 to reduce the distribution fee for Adviser Class shares regarding ING Retirement Portfolios until May 1, 2012(46)

	(F)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005(26)

(i) Amended Schedule A, amended on November 30, 2009, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(47)

(ii) Amended Schedule A dated April 30, 2010 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(48)

(11)

Opinion and Consent of Counsel — Previously filed as an exhibit to the Registrant’s Form N-14 Registration Statement as filed on October 25, 2010, File No. 333-170124, and incorporated herein by reference.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)	(1)	Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC(35)

(i) Amended Schedule A, effective November 2009, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC(48)

		(2)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company(27)

		(3)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company(13)

		(4)	Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

(i) Amended Schedule A, effective April 30, 2010, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC(48)

(ii) Waiver Letter dated August 12, 2009 between ING Funds Services, LLC and ING Investors Trust with regard to the ING Retirement Portfolios for the period of August 12, 2009 through May 1, 2012(46)

		(5)	Amended and Restated Administration Agreement made on May 3, 2004 as amended and restated on November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

	(B)	(1)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc.(25)

(i)

Amended Schedule A of Series, dated April 29, 2005, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services LLC, effective July 17, 2006, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(2)

Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios(25)

	(3)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust(25)

	(4)	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003(22)

		(i)	Amended Exhibit A effective April 30, 2010, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003(48)

		(ii)	Global Securities Lending Supplement(25)

(C)	(1)	Organizational Agreement for Golden American Life Insurance Company(1)

		(i)	Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance)(1)

		(ii)	Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series(2)

		(iii)	Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series(1)

		(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series(14)

		(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series(15)

(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series(8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series(9)

		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series(9)

		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series(4)

		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series(5)

		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series(6)

(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE(7)

	(2)	Organizational Agreement for The Mutual Benefit Life Insurance Company(2)

		(i)	Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company)(1)

(D)	(1)	Settlement Agreement for Golden American Life Insurance Company(1)

	(2)	Assignment Agreement for Settlement Agreement(2)

	(3)	Settlement Agreement for The Mutual Benefit Life Insurance Company(1)

	(4)	Assignment Agreement for Settlement Agreement(1)

(E)	(1)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

	(2)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A(25)

(i) Form of Schedule A with respect to Indemnification Agreement(25)

(F)	(1)

Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust and ING Partners, Inc.(36)

(2)

Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company(36)

(G)	(1)	Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc.(20)

(i) Amended and Restated Exhibit A, effective September 15, 2008 with respect to the Agency Agreement, dated November 30, 2000, between The Funds and DST Systems, Inc.(43)

	(2)	Transfer Agency Services Agreement dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(45)

(i)

Amended Exhibit A, effective August 12, 2009 regarding ING Retirement Portfolios with respect to the Agency Agreement, dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(48)

(H)	(1)	Allocation Agreement dated May 24, 2002 — Fidelity Bond(23)

(i) Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond(42)

	(2)	Allocation Agreement dated May 24, 2002 — Directors & Officers Liability(23)

(i) Amended Schedule , dated May 2007 with respect to the Allocation Agreement — Directors and Officers Liability(42)

	(3)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007(36)

(i) Amended Schedule A, dated May 2009 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement(46)

	(4)	FT Interactive Data Services Agreement effective as of March 1, 2000(39)

(i) Amended Schedule A, dated June 2009 with respect to the FT Fee Allocation Agreement(46)

	(5)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007(36)

		(i)	Amended Schedule A and Schedule B, dated May 2009 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement(45)

(I)	(1)	Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust(25)

(i)

Side Letter Agreement effective June 2, 2008 between ING Investments LLC and ING Investors Trust in regards to lowering the expense ratio for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio(43)

		(ii)	Amended Schedule A, effective November 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust(48)

		(iii)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 25, 2004(46)

	(2)	Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 1, 2005(46)

(ii)

Form of Amended Schedule A, effective November 27, 2009 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust regarding addition of ADV Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

(iii)

Amended Schedule A, effective April 30, 2010 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust(48)

(iv)

Waiver Letter dated April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to ING Marsico International Opportunities Portfolio, ING Franklin Income Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(48)

		(v)	Side Letter Agreement effective April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to lowering the expense ratio for ING DFA Global All Equity Portfolio(48)

	(3)	Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

(i)

First Amendment dated January 30, 2009 to the Amended and Restated Expense Limitation Agreement effective January 1, 2005, as amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust(48)

		(ii)	Amended Schedule A, effective November 30, 2009 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits(48)

(4)

Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust(36).

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated September 23, 2005(46)

	(5)	Expense Limitation Agreement, effective September 15, 2008 between Directed Services LLC and ING Investors Trust regarding ING American Funds World Allocation Portfolio(46)

		(i)	Schedule A, effective September 15, 2008 to the Expense Limitation Agreement dated September 15, 2008(46)

		(ii)	First Amendment, effective January 30, 2009 to the Expense Limitation Agreement, dated September 15, 2008(46)

	(6)	Expense Limitation Agreement, effective August 12, 2009 between Directed Services LLC and ING Investors Trust regarding ING Retirement Portfolios(46)

(14)

Consent of independent registered public accounting firm—Previously filed as an exhibit to the Registrant’s Form N-14 Registration Statement as filed on October 25, 2010, File No. 333-170124, and incorporated herein by reference.

(15)	Not applicable.

(16)

Powers of attorney - Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

(17)	Not applicable.

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

(6)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.

(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.

(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.

(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.

(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512.

(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.

(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512.

(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512.

(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512.

(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512.

(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006.

(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007.

(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007.

(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007.

(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007

(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007

(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007

(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008

(43)	Incorporated by reference to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008

(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009

(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009

(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009

(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009

(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 3rd day of December, 2010.

ING INVESTORS TRUST

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	President and Chief Executive Officer and Interested Trustee	December 3, 2010
Shaun Mathews*

	Senior Vice President Chief/Principal Financial Officer & Assistant Secretary	December 3, 2010
Todd Modic*

	Trustee	December 3, 2010
Patricia W. Chadwick*

	Trustee	December 3, 2010
J. Michael Earley*

	Trustee	December 3, 2010
Patrick Kenny*

	Trustee	December 3, 2010
Sheryl K. Pressler*

	Trustee	December 3, 2010
Colleen D. Baldwin*

	Trustee	December 3, 2010
Peter S. Drotch*

	Trustee and Chairman	December 3, 2010
Roger B. Vincent*

	Trustee	December 3, 2010
John V. Boyer*

	Interested Trustee	December 3, 2010
Robert W. Crispin*

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.

Attorney-in-Fact**

**           Powers of attorney for Shaun P. Mathews, Todd Modic and each Trustee — Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

Exhibit Index

Exhibit Number	Name of Exhibits
None